UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 6, 2008

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for the initial portion of IBM’s March 6, 2008 Investor Briefing.  The presentation materials for the final portion of this event will be included in a subsequent Form 8K by the company.  Attachment II contains supplementary materials about non-GAAP financial measures in certain presentation materials for both portions of this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 6, 2008

	By:	/s/ Andrew Bonzani
Andrew Bonzani
Vice President,
Assistant General Counsel &
Assistant Secretary

3

ATTACHMENT I

© 2008 IBM Corporation

© 2008 IBM Corporation Introduction Patricia Murphy Vice President, Investor Relations

Introduction © 2008 IBM Corporation 3 Agenda Strategic Overview Sam Palmisano Global Markets Doug Elix Systems and Technology Bill Zeitler Global Technology Services Mike Daniels Global Business Services Ginni Rometty Software Steve Mills 2010 Roadmap Mark Loughridge Group Q&A All Breakout Sessions – 3 Topics, 2 Sessions each

Introduction © 2008 IBM Corporation 4 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today.

Introduction © 2008 IBM Corporation 5

© 2008 IBM Corporation Sam Palmisano Chairman, President & CEO IBM Corporation Strategic Overview

Strategic Overview © 2008 IBM Corporation 2 $6.06 $7.18 2006 2007 Earnings Per Share* +18% Yr/Yr $91.4B $98.8B 2006 2007 Revenue +8% Yr/Yr +4% @ CC Our Results: Record Performance in 2007 $10.4B $9.4B 2006 2007 Net Income* Net Income +11% Yr/Yr Net Margin +0.2 pts. * From continuing operations 2006 2007 Cash Flow ** +$2.1B Yr/Yr * * Cash flow from operations excluding GF receivables $15.3B $17.4B

Strategic Overview © 2008 IBM Corporation 3 18% Yr/Yr 12% - 15% CGR Historical Revenue Growth Margin Expansion Future Acquisitions Share Repurchase Retirement Related Costs Growth Initiatives EPS CGR 14-16% Progress to 2010 EPS $6.06 $7.18 $11.00 $10.00 2006 2007 2008 2009 2010

IBM Investor Briefing
IBM

IBM's Growth Strategy

2007: What We Said	Our Progress
Emerging country revenue doubles	18% growth in BRIC countries @cc New growth market organization formed…focus beyond BRIC countries
Virtualization drives richer server configurations and an additional $1B of gross profit	Generated ~$0.2B of incremental GP from virtualization in '07 New product announcements in '08
Services businesses leverage scalable IP and global delivery to drive services margins improvements of 2 points	Margin expansion of 0.2pts and 13% growth in profit driven by strong second half performance
Software profit expands as a percentage of IBM total	Software profit grew 9% to $6B Executing on our software acquisition strategy

4 Strategic Overview
© 2008 IBM Corporation

Strategic Overview © 2008 IBM Corporation 5 I. Changes in world markets: We are at the forefront of global integration III. Changes in client needs: We are focused on integration and innovation II. Changes in IT: We are shifting to higher value segments Strong Results Confirm Our Strategic Choices

Strategic Overview © 2008 IBM Corporation 6 Today We’re Better Positioned to Deliver Profitable Growth Financial Strength & Flexibility Global Reach & Scale Technology Leader Proven Infrastructure Provider Deliver Unique Client Value The IBM Difference

Strategic Overview © 2008 IBM Corporation 7 $4.39 2004 $4.91 2005 $6.06 2006 $3.76 2003 * From continuing operations $7.18 2007 Financial Strength and Flexibility Five consecutive years of double-digit EPS growth*

Strategic Overview © 2008 IBM Corporation 8 * Cash flow from operations excluding GF receivables Financial Strength and Flexibility 2003 2004 2005 2006 2007 $12.6B $12.9B $13.1B $15.3B $17.4B Record cash flow generation*

Strategic Overview © 2008 IBM Corporation 9 Continued focus on returning value to shareholders We are Well Positioned for 2008 About half of IBM’s revenue comes from recurring streams Strong cash flow generation Over $16B in cash at year-end Balanced geographically – almost two-thirds of IBM’s revenues comes from outside the US Prudent cost & expense focus

Strategic Overview © 2008 IBM Corporation 10

Strategic Overview © 2008 IBM Corporation 11 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today.

Strategic Overview © 2008 IBM Corporation 12

© 2008 IBM Corporation

© 2008 IBM Corporation Growth Markets Doug Elix Senior Vice President & Group Executive, Sales & Distribution

Growth Markets © 2008 IBM Corporation 3 Growth Markets Capitalizing on markets with high growth potential Differentiating through growth market experience Mobilizing resource and leadership to accelerate growth

Growth Markets © 2008 IBM Corporation 4 We have presence in 170 countries Broad-based geographic footprint

Growth Markets © 2008 IBM Corporation 5 Revenue from G7 grew 2.4% in 2007 Leveraging solid base in established markets Consistent Performance in G7 Constant Currency Excludes OEM ,

Growth Markets © 2008 IBM Corporation 6 Based on BRIC performance, we are positioned to double revenue from BRIC by 2010 Revenue growth in BRIC was 18% for 2007 Strong performance in key growth markets Brazil, Russia, India, China (BRIC) Constant Currency Excludes OEM

Growth Markets © 2008 IBM Corporation 7 Over 50 countries growing >10% (FY 2007 view) Growth from a wider geographic base Strong Geographic Revenue Mix Countries growing more than 10% in local currency collectively constitute 15% of IBM’s 2007 business and grew more than 20% Constant Currency Excludes OEM

Growth Markets © 2008 IBM Corporation 8 Argentina Brazil Bulgaria Central Africa Chile China Colombia Croatia Czech Republic Egypt India Indonesia Malaysia Mexico NW Africa Peru Philippines Poland Romania Russia Saudi Arabia Slovakia South Africa Thailand Turkey Venezuela Vietnam 5% 10% 15% 20% 25% 3% 4% 5% 6% 7% 8% 9% 10% 11% Real GDP Growth (CAGR 2006-2010) Total IT Opportunity Growth (CAGR 2006-2010) Bubble size represents size of IT market opportunity in 2010 (GMV) $25B Note: Analysis includes a selection of growth markets at constant currency IBM Internal Assessment, based on Global Market View (GMV), January 2008 $15B Growth markets outpacing opportunity rates of established

Growth Markets © 2008 IBM Corporation 9 Driving sustainable competitive advantage Long-standing presence – Well established business relationships in 50+ growth markets Rapid skill development – Local hiring and accelerated transfer of high-value skills Unique business model – Leverage efficiencies from global support functions to free up investment to achieve rapid growth – Target the market with end-to-end solutions

Growth Markets © 2008 IBM Corporation 10 Growth Markets Capitalizing on markets with high growth potential Differentiating through growth market experience Panel: Frank Kern, SVP & Group Executive, Sales & Distribution Bruno Di Leo, GM, Growth Markets D. C. Chien, GM, Greater China Hoon Meng Ong, GM, ASEAN Mark Harris, GM, South Africa and Central Africa Mobilizing resource and leadership to accelerate growth

IBM and Growth Markets Investor Day © 2008 IBM Corporation 11 D. C. Chien, GM Greater China Expanding rapidly off a broad industry base 55% IT spending outside Beijing, Shanghai and Guangzhou 14.1% IT Market Growth (2007 – 2011) $ 18B Served IT Market (2008) 9.1% GDP Growth (2007 – 2011) $ 2,942B GDP (2008) 1.3B Population Size China Source: GMV 1Q08, UN World Population Prospects (2005)

IBM and Growth Markets Investor Day © 2008 IBM Corporation 12 D. C. Chien, GM Greater China Expanding rapidly off a broad industry base Strategic partner aligned to advancing National Priorities – Building thought leadership for Green China, Services Economy in China – Five Priorities: Industrialization, Information, Urbanization, Market-driven, and Globalization Clients transforming to compete effectively in post WTO global economy – Modernizing infrastructures for high-volume, high-availability operations – Revamping core business processes to grow rapidly Growing local talent base to scale as market scales – Value placed on career development with global brand

Growth Markets © 2008 IBM Corporation 13 Hoon Meng Ong, GM ASEAN Meeting diverse client needs and stages of development > $ 50B Foreign Direct Investment 9.4% IT Market Growth (2007 – 2011) $ 10B Served IT Market (2008) 5.6% GDP Growth (2007 – 2011) $ 1,100B GDP (2008) 565M Population Size ASEAN Source: GMV 1Q08, Estimated ASEAN Macro economic Surveillance Unit Database

Growth Markets © 2008 IBM Corporation 14 Hoon Meng Ong, GM ASEAN Meeting diverse client needs and stages of development Rapidly growing and transforming economies – Increasing investment in technology-based innovation – Adding deep value to local transformation initiatives: Microfinance platform (Indonesia), Traffic prediction (Singapore), e-government (Vietnam), SSME (Thailand), Filipinnovation (Philippines) Young, educated, English speaking workforce – 40% of staff in global missions – Ease of migrating skills to serve clients cross borders IBM ASEAN mirrors 10-nation organization – Collaboration across borders to spur growth

Growth Markets © 2008 IBM Corporation 15 Mark Harris, GM South Africa and Central Africa Driving adoption of innovation and new business models 40/54 Countries with multi-party elections 7.2% IT Market Growth (2007 – 2011) $ 7B Served IT Market (2008) 5.0% GDP Growth (2007 – 2011) $ 778B GDP (2008) 922M Population Size Africa Source: GMV 1Q08, UN World Population Prospects (2005)

Growth Markets © 2008 IBM Corporation 16 Mark Harris, GM South Africa and Central Africa Driving adoption of innovation and new business models Fast growing participant in global economy – Stock exchanges mushrooming in many countries – Moving from off-shore to on-shore models Rapid demand for expanded services – e.g. ATM, credit card, flexible payment mechanisms Policies being crafted to drive trade agreements – 40 out of 54 countries holding multi-party elections – Rich natural resources in exchange for collaboration in infrastructure development and HR Global brand allows local partnerships with social context – GIO, Africa Innovation Center

Growth Markets © 2008 IBM Corporation 17 A climate and culture of growth Management system focused on the future, as well as current period Allocation and protection of investments for growth Skills and skills development in growing markets Integrity and business practice standards focus, consistent with IBM values and best practices IBM’s experience highlights unique requirements of growth markets

Growth Markets © 2008 IBM Corporation 18 Growth Markets Capitalizing on markets with high growth potential Differentiating through growth market experience Mobilizing resource and leadership to accelerate growth

Growth Markets © 2008 IBM Corporation 19 Our management approach to growth markets Develop disciplined approach to categorization of countries Create operating units dedicated to growth markets Shift investment to accelerate profitable growth

Growth Markets © 2008 IBM Corporation 20 IBM Growth Markets Global Headquarters in Shanghai Three geography teams

Growth Markets © 2008 IBM Corporation 21 Why IBM? Global reach and scale – Long-standing presence in 170 countries (incl. 50+ growth markets) – About 65% of workforce outside US, with 30% in Asia – BRIC workforce nearly doubled in last two years Proven infrastructure provider – Enable clients with fast scaling and flexible environments Technology leadership – Address environment and energy issues Creating value for customers – Access to high value skills globally – From country-wide to global transformation partnerships Financial strength – Ability to free up investment for growth markets – Unique operating leverage from globally integrated enterprise model

Growth Markets © 2008 IBM Corporation 22

Growth Markets © 2008 IBM Corporation 23 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today.

Growth Markets © 2008 IBM Corporation 24

© 2008 IBM Corporation

Systems and Technology Bill Zeitler Senior Vice President and Group Executive, Systems and Technology Group © 2008 IBM Corporation

Today’s Discussion • Systems and Technology Group model • Aligning with growth opportunities • Technology leadership 3 Systems and Technology © 2008 IBM Corporation

Systems and Technology Long Term Model Long Term Revenue Growth Model 2007 YTY @ CC IBM Pre-Tax Income Mix 2007 4 -15% l2% 2% -1% -10% i-3% & 23% 24% Systems and Technology © 2008 IBM Corporation System z 1% -3% Servers (exc . System z) 4% -6% Storage 6% -7% Systems 4% -5% Technology 1% -5% Total Systems and Tech w/o Printers 4% -5% Services Software Hardware Financing Long Term PTI Growth Model 2007 YTY Total Systems and Tech 10% -12%

At 4-5% Growth, our Model is to Grow Faster Than the Industry with our Investment Priorities on Systems Systems Opportunity 2007 – 2011 ’07 -’11 CGR % $140 $120 $100 Billions $80 $60 $40 $20 $ 0 2007 2008 2009 2010 2011 3% 8% 3% 1% Servers Storage Custom Systems 5 Systems and Technology © 2008 IBM Corporation Source: IBM Internal Assessment, based on Global Market View, January 2008, at Constant Currency

2007 Delivered 2pts Margin Expansion: On Track to 2010 Model Driven by Strong Performance in POWER6 Virtualization Offerings 2010 Gross Profit Model 2007 Portfolio Margins $10 $1B growth by 2010 $9 $8.3B $ 8 IBM Average -15 pts +25 pts +35 pts $ Billions <25K 25-250K >250K $0 2006 2007 2008 2009 2010 Virtualization drives richer server configurations and will contribute an additional $1B in gross profit from 2006 until 2010 6 Systems and Technology © 2008 IBM Corporation

64% of Systems Revenue Comes From Outside the U.S. In countries where IBM revenue grew >10%, Systems grew 17% @CC Countries growing >10% for IBM (FY 2007 view) 7 Systems and Technology © 2008 IBM Corporation

Growth Countries are Building New Infrastructure • Financial Services: 27% YTY • Telecommunications: 16% YTY • Retail Store Solutions: 20% YTY • System z growth among core banking • System p growth among telco network and • New integrated retail store systems with clients equipment providers smaller footprint Source: 2007 YTY growth in local currency in IBM-defined growth countries 8 Systems and Technology © 2008 IBM Corporation

Enterprise Clients Shift Focus to Data Center Cost and Complexity, Less on Hardware Cost Spending Installed Base (US$B) (M Units) $0 $50 $100 $150 $200 $250 $300 0 5 10 15 20 25 30 35 40 45 50 New server spending Server mgmt and admin costs Power and cooling costs 9619 9819 9920 0120 0320 0420 0620 0820 0920 9719 0020 0220 0520 0720 10 19 Source: Virtualization 9 Systems and Technology © 2008 IBM Corporation DC, Von 2. 0: The Next Phase in Customer Adoption, Doc #204904, Dec 2006

An Evolutionary New Model for Efficient Enterprise IT Delivery Addresses a Changing Landscape • End-to-end virtualization that delivers new economics, high utilization, and energy efficiency • Service management technologies that deliver control and flexible deployment of infrastructure V on • Dynamic scheduling and provisioning based on business priorities 10 Systems and Technology © 2008 IBM Corporation

New Enterprise Data Center Virtualization enables IT simplification and quick ROI • On track to save more than $15M over 3 years, including 50% Web infrastructure cost and 80% floor space reductions • Increased utilization 40% --to 85% -across IBM and EMC storage infrastructure • A 75% headcount reduction compared with requirement for previous x86 systems • Consolidation and virtualization of servers and storage reducing complexity, energy and labor for $40M est. cost reduction 11 Systems and Technology © 2008 IBM Corporation

Full Year 2007 Revenue Share #1 overall servers #1 high end servers #1 Unix servers #2 blades #1 overall storage #1tape #1 Top500 worldwide supercomputers #1 Top 25 ‘green’supercomputers Sources: #1-4: IDC Q407 and FY07 Server Tracker (Revenue), 02/24/08; “high end” = $250K+ servers (revenue); #5-6: IDC WW rolling 4 quarter average revenue share based on latest available 2007 data #5-Combined Disk and Tape Storage (through Q2 07) #6-Branded Tape (through Q3 07); #7: www.top500.org, 11/9/07; #8: www.green500.org, 11/15/07 12 Systems and Technology ©2008 IBM Corporation

2008: New Products Enterprise Dataplex BlueGene/P X-Architecture System z10 BladeCenter S POWER6 13 Systems and Technology © 2008 IBM Corporation Storage virtualization

Systems and Technology Rod Adkins Senior Vice President, Development and Manufacturing © 2008 IBM Corporation

Innovation & Collaboration • >75 performance leadership benchmarks • >35 major industry & customer awards in ’07 • 1,645 of 3,125 total IBM patents in ’07 • 2007 Patents 1,469 3,125 IBM #1 HP #9 MS #6 1,637 Inte l #5 1,864 Virtualization & Green innovation Enterprise Systems innovation Business Systems innovation IndustrySystems innovation Technology innovation SOURCE: Trans action Processing Performance Council, www.tpc.org. U.S. Patent Office Systems and Technology © 2008 IBM Corporation1515

Process Technology Differentiation – Collaborative Innovation • Unique industry collaboration model for semi-conductor research, development & manufacturing • New innovations required to improve performance, cost & power efficiency 45 nm Enable continued scaling for higher performance and reduced costs Immersion lithography High k metal gate Systems and Technology © 2008 IBM Corporation1616Technology innovation Reduce power and boost performance Provide a breakthrough to extend beyond fundamental limitations Airgap32 nm 22 nm Computational scaling eDRAM

IBM Investor Briefing
IBM

POWER6 Processor – 'Head' of the Class

- Highest frequency microprocessor in the industry at 4.7 gigahertz
- Allows businesses to handle substantially larger workloads
- HP's next generation chip due in 2009 not expected to catch POWER6 speed




Frequency
4.7 Ghz
IBM
POWER6
~2.8:1
HP
Itanium2
Bandwidth
chip pin
305 GB/s
IBM
POWER6
~28:1
HP
Itanium2
Transactions
per core
101k tpmC
IBM
POWER6
~3:1
HP
Itanium2

Technology innovation

SOURCES: Bandwidth = IBM internal study; HP Website. Transaction Processing Performance Council: www.tpc.org , comparison for systems with 16 cores or more. TPC-C per core of IBM System p570 16-way vs HP Integrity Superdome 128-way.

17
Systems and Technology
© 2008 IBM Corporation

IBM Investor Briefing
IBM

POWER Systems – The Power of Six

- POWER6 delivers 2X performance for nearly the same amount of energy as POWER5
- Virtualization enhancements with partition mobility and workload consolidation capabilities
- Next level of scalability and resiliency with hot node repair and sparing


POWER6
BUILT ON
Power


Transactions
404k tpmC
IBM
p570
~1.7:1
HP
rx6600
Throughput
484
IBM
p570
~2.3:1
HP
rx8640
Java
347k bops
IBM
p570
~2.1:1
HP
rx6600
SAP
4,010
IBM
p570
~1.8:1
HP
rx6600

Enterprise Systems innovation

SOURCES: TPC-C of IBM System p570 vs HP Integrity rx6600 from www.tpc.org. SPECint_rate2006 of IBM System p570 vs HP Integrity rx8640 from www.spec.org. SPECjbb2005 8-way of IBM System p570 vs HP Integrity rx6600 from www.spec.org. SAP SD Standard Application Benchmark Results of IBM System p570 vs HP Integrity rx6600 from www.sap.com.

18 Systems and Technology
© 2008 IBM Corporation

System z10 –A New Standard for Enterprise Computing ¾ Single z10 is equal to nearly 1,500 x86 servers ¾ Compared to a z9, z10 has: • 50-100% performance improvement • 70% capacity improvement • 55% specialty engine capacity increase ¾ Gold standard in virtualization, resiliency, & security ¾ Expanded ecosystem with >4,000 applications & >47,000 students educated in last five years TCO Energy usage Software Core banking 3-years kWatts/year licenses transactions/sec 9 9,945 ~1:5 ~1:13 ~1:29 ~4:1 IBM IBM IBM IBM z10 z10 z10 z9 26 IFLs 26 IFLs 26 IFLs HP Enterprise 760 x86 760 x86 760 x86 Itanium Systems $7.2M servers servers servers 200,000 innovation SOURCE: On Line Transaction Processing Relative Processing Estimates (OLTP-RPEs):Derivationof 760 Competitive 2.8 Opteronprocessor cores w/avg. OLTP-RPEs per Ideas Intl. of 3,845 RPEs and available utilization of 10% & 20 RPEs = to 1 MIPS compared to 26 z10 EC IFLs & avg. util. of 90%. Internal IBM Study comparing 3-year TCO of 760 competitive single core x86 servers running Linux to 26 z10 IFLs running z/VM Linux; running Oracle DB workload. Data from Competitive Profiles. Core banking:http://www.enterprisenetworksandservers. com/monthly/art.php?2976; InfoSizingFNS BANCS 9/06 Report; TEMENOS BENCHMARKS: http://h71028.www7.hp.com/enterprise/downloads/TemenosBenchmark.pdf 19 Systems and Technology ©2008 IBM Corporation

IBM storage solutions –Information Infrastructure  ¾ XIV acquisition extends IBM storage portfolio for Web 2.0 & digital media  ¾ Virtualization solution unifies multi-vendor storage across the enterprise  ¾ Leadership enterprise disk storage performance & synergy with IBM servers  ¾ Cost-optimized, power-efficient & secure IBM tape archiving solutions  Virtualization High-end disk Mid-range disk 9 9 9 272k 4.9M ~1.2:1 575k ~2.5:1 ~1.3:1  I/Os per IBM IBM IBM SVC DS8000 DS4800 sec. Enterprise HP HP HP Systems XP 24000 XP 24000 EVA8100 innovation SOURCES: SVC: http://www.storageperformance.org/results/benchmark_results_all#a00052; HP XP24000http://www.storageperformance.org/results/benchmark_results_all#a00056; IBM DS8300: IBM System Storage DS8000 Performance Whitepaper 9/06; HP XP24000 from http://www.hds.com/corporate/press-analyst-center/press-releases/2007/gl110507.html; IBM DS4800 http://www-03.ibm.com/systems/storage/disk/ds4000/ds4800/; HP EVA8100 http://h18004.www1.hp.com/products/storageworks/eva8100/specs.html?jumpid=reg_R1002_USEN  20 Systems and Technology ©2008 IBM Corporation

IBM Investor Briefing

Modular Systems – X4 Enterprise X-Architecture

- Optimized for consolidation & virtualization with scalability to 16 processors (64 cores) & 1 TB memory
- Ideal for scale-up x86 databases
- Improved TCO with IBM Systems Director & Active Energy Manager




Transactions
✓
517k tpmC
~1.2:1
IBM
X3850 M2
HP
DL580 G5
Power performance
✓
3.6e-3 / W
~1.2:1
IBM
X3850 M2
HP
DL580 G5
Energy usage
✕
~1:1.6
1440 W
IBM
X3850 M2
HP
DL580 G5

SOURCES: TPC-C performance from www.tpc.org. VMware performance per watt from Principled Technologies Test Report, Feb 2008. Analysis of vendor-supplied power ratings.

Enterprise Systems innovation

21 Systems and Technology

© 2008 IBM Corporation

IBM Investor Briefing

IBM

BladeCenter – Delivering Client Value in Growth Markets

Business Systems innovation

- Easy-to-manage infrastructure for server, storage & networking
- Supports POWER, Xeon, Opteron blades; AIX, Linux, Windows, Solaris operating systems
- BladeCenter S for SMB adapted to office environment – quiet, secure, 110v
- BladeCenter HT ruggedized for telco, government & extreme environments enabling network and IT convergence – 10Gb fabric, NEBS/ETSI compliance






Noise
~1:2.2
63 dB
IBM
Blade-Center S
HP
c3000


Telco Compatibility
IBM
Blade Center HT
HP
C7000 cg
Standard telco rack

Industry Systems innovation

SOURCE: Noise comparison IBM acoustical lab testing verified by independent 3rd party Stewart Acoustical Consultants (www.stewartacousticalconsultants.com). Size comparison based on publicly available measurements.

22 Systems and Technology Group

© 2008 IBM Corporation

Blue Gene –#1 Supercomputer for HPC  ¾ Petascaleperformance (13.9 TFLOPs/rack peak) within a standard programming environment  ¾ Leadership power-performance   (0.35 GFLOPs/Watt) and performance-per-floor-space-expended (1.16 TFLOPs/sq ft)  ¾ Targets molecular dynamics, genetics, petroleum, nanotechnology  TOP500  Top performance  Aggregate  Top 25 supercomputers  (TFLOPs)  performance (TFLOPs)  ‘Green’ 9 9  9  9 232  ~1.3:1  478  ~4:1  3,134  ~1.8:1  25  25:0  IBM  IBM  IBM  IBM  Industry Systems HP  HP  HP  HP  innovation  SOURCE: TOP500 Supercomputing Sites: www.top500.org. IBM’s top performing supercomputer for 2007 is the #1 rated Blue Gene/L for the US Dept of Energy/NNSA/LLNL. HP’s is the #4 rated Clovertown at TATA computational Research Lab. Top energy-efficient supercomputer list: http://www.green500.org  Systems and Technology  ©2008 IBM Corporation 23

New Enterprise Data Center Virtualization enables IT simplification ¾ Unified management across servers, storage and networks ¾ Can help improve energy efficiency & power management with Active Energy Manager ¾ Dynamic autonomic provisioning and workload management K$ Virtualization & Green innovation SOURCE: Internal IBM Study comparing 3-year TCO of 760 Sun x2100 single core x86 servers running Linux to 26 z10 IFLsrunning z/VM Linux; running Oracle DB workload. 24 Systems and Technology  ©2008 IBM Corporation

IBM Investor Briefing
IBM

New Enterprise Data Center

Extending virtualization

- IT management simplification enabled by a dynamic delivery model
- Pre-tested / pre-configured ensembles and clouds for ease of deployment and request-driven management
- Provisioning & scheduling management stack – Tivoli, WebSphere, DB2
- Virtualized infrastructure – Blades, iDataplex, System z, XIV, Systems Director


Siloed
Simplified
Shared
Dynamic
New Enterprise Data Center
Virtualization & Green innovation

25
Systems and Technology
© 2008 IBM Corporation

The IBM Portfolio Positions Us to Achieve Additional $1B of Gross Profit by 2010 Driven by Virtualization • Double digit growth in growth countries • New products support revenue and profit gains in 2008 – e.g., System z10, POWER6, BladeCenter S, XIV • Focus on data center transformation opportunity – Server, storage, and network virtualization – IBM Software and Services integration i26 Systems and Technology © 2008 IBM Corporaton

Systems and Technology © 2008 IBM Corporation2727

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerningthese factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml . The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today. Systems and Technology © 2008 IBM Corporation2828

1

IBM2929

Global Technology Services Mike Daniels Senior Vice President, Global Technology Services i© 2008 IBM Corporaton

Services Growth Model IBM Pre-Tax Income Mix 2007 8% 9%Gli20%iing )7% 9% 5% iliing liti6% -8%* Total Services Revenue 6% -8% obal Business Servces 10% -15% Bus Transformaton Outsourc(2% -0% 5% -7% 4% -6% Mantenance Integrated Technoogy Servces Strategic Outsourc*Incudes 2 pts from acquisons Long Term Revenue Growth Model 2007 YTY @ CC 37% & Services Software Hardware Financing liTota Servces PTI Long Term PTI Growth Model 10% -12% 2007 13% YTY 2

Our model: Grow services with or better than the industry ’07 -’11 CAGR % $0 4% 5% Consulting 7% 4% 1% HW Maint 8% 4% SO $100 $200 $300 $400 $500 $600 $700 $800 Billions Global Services Opportunity 2007 – 2011 App Mgmt ITS BTO 2007 2008 2009 2010 2011 Source: IBM Internal Assessment, based on Global Market View, January 2008 excludes NW OS, eBHS, and ITES

2007 Global Technology Services 2007 Revenue by Line of Business 2007 Revenue by Geography * 23% 18% 6% SO 52% / // . ITS Maint BTO +7% YrYr +7% YrYr +21% YrYr Non-U.S. U.SBRIC * At constant currency • High percentage of recurring revenue • Revenue growth on model driven by growth in base and emerging markets • GTS PTI +8% yr/yr, margin down 0.2pts -2H’07 PTI +26% yr/yr with margin up 1 pt yr/yr 4

GTS strategic imperatives Enhance Portfolio Mix Grow our Win with Our Clients Base Quality Businesses 5

Actions to drive 2 points of margin improvement by 2010 • Enhance portfolio mix -Organic: build standardized solutions based on intellectual property (IP) Share of 2 point improvement -Acquisitions: supplement organic capabilities with select IP-based acquisitions Enhanced portfolio mix 35%-40% Internet Security Systems, Arsenal Digital Solutions, NovusCG, Palisades, Softek Productivity 45%-50% • Win with quality Base Growth 5%-10% -Deliver consistent high-quality service -Eliminate low-value process steps Other improvements 5%-10% -Automate/reduce manual tasks to increase efficiencies -Integrate globally with right skills, right place, right cost • Grow business with our existing clients -Continuous innovation to capture more client spending -Incremental business drives revenue growth and accelerates margin expansion 6

Five plays that deliver client value Address global client concerns: rising costs, safeguarding data, increasing complexity and integration challenges • Green Data Center • Data centers have doubled their energy use in the past five years • U.S. commercial electrical costs have increased 10% annually since 2005 • Service Management Foundation • IT operational overhead has grown to 70% of IT labor budget • Projected to grow at 10% CAGR • Converged Communications: services for unified communications & collaboration • Voice and data networks represent approximately 17% of IT spending • Mobile workforce expected to grow > 30%, to 1B, by 2011 • Safeguarding critical data with security offerings • Security costs growing three time faster than IT budgets • Clients need to identify and classify security risks and proactively protect data • Building robust & resilient SOA infrastructures • Clients unable to support business objectives with inflexible ITinfrastructures • Need to lower risk & cost associated with existing infrastructure and SOA investments Source: The inf ormation on this slide is based on sev eral external reports and forecasts in 2007 and 2008. 7

Shift ITS portfolio: drive high-margin service products Growth (CAGR) Offerings are supported by intellectual property, standardized processes and content 20% Converged 18% 16% 14% 12% 10% 8% 6% 4% 2% 0% Security Service Management Integration Services & SOA Green Data Center ITS Market Growth Communications $0 $5 $10 $15 $20 $25 $30 $35 Sourc e: Internal IBM Mar ket Intelligence 2008 Estimated Spending $B 8

Delivering Value and Portfolio Mix with Service Products Liz Smith General Manager, Infrastructure Services i© 2008 IBM Corporaton

Service Management: $16B opportunity, growing 7% Client pain points • IT operational overhead = up to 70% of IT budget • Increasing regulatory requirements • Align IT service with business goals • Expanding complexity and scale • Increased service level expectations (always on, always available) 2005 2006 2007 2008 Administration Development Operations Graph created by IBM bas ed on data from G artner. Source: G artner IT Spending and St affing 10 Report, Feb 20, 2008 By: Michael Smit h, Barbara G omols ki, J ohn P. Roberts, R obert De Souza

Service Management: IBM differentiation i+ =IPExperence Innovation • Manage 400+ data • Services intellectual • Partnership with IBM centers worldwide property Research to develop • 30+ years industry • IBM labor standardized IP- expertise requirements reduced, based products • 5,000 certified and margins increased • Strong relationships • IBM implementation with universities experienced techniques improve worldwide technical resources client’s time-to-value by 30% • Integrated IBM Software and Services platforms span full IT lifecycle 11

Service Management: Innovation through i liilibilicollaboraton CHALLENGE Streamne IT servce management, reduce costs and promote fexty SOLUTION iiciii ii iliili iilifiiide appliillEstablshed more effent approach to IT Servce Management wthndustry standards and best practces Deployed IBM Tvo software for remote diagnoss and resouton of ITssues, smped enterprse-wcaton roouts and upgrades “By adopting ITIL best practices and leveraging robust IBM Tivoli software, our IT staff has the information and visibility of IT resources to respond quickly to situations, thereby enhancing overall system availability and BENEFITS labilil 30% i iliin iiciiiiiImproved IT avaity and ower management costs ncrease in number of ITssues resoved wthfour hours Boosted IT servce effences wth defned processesand practceshelping to enable the efficient management of the VicRoads application environment.” — John Ford, Manager, IT services, VicRoads 12

Converged Communications: $15B opportunity, growing 16% Client Pain Points Real-time collaboration is a business imperative Mobile employees require anytime, any where access to data, voice & video on multiple devices Rising communications costs (voice and data networks represent 17% of 2Tililion 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2007 2011 ipe meframe for IP Teephony Migraton Compet 1 00% 2008 2009 2010 2012 North Amerca Euro 3 IT spend1) % of the W orldwide Workforce That Is Mobile Legacy networks restrict essential 32% 30.4% regulatory compliance 29.0% 27.9% 28% 30% 26.8% Mergers & acquisitions force CIOs to 25.7% unify communications environments 26% 24.8% Lack of in-house skills 24% 22% 20% 2006 2007 2008 2009 2010 2011 Sources: 1) Gartner, “IT Spending and Staffing Report, 2008”, February 20, 2008; 2) Based on Figure 3 in Forrester, “2007 Survey: Strong 13 Growth For IP Telephony”, August 14, 2007; 3) IDC, "Worldwide Mobile Worker Population 2007–2011 Forecast", December 2007

IBM Investor Briefing
IBM

Converged Communications: IBM Differentiation

Experience + IP = Innovation

Experience

- Global expertise in integrating networking and applications
- Extensive experience unifying 350,000 IBMers
- IDC named IBM Global Services market leader in network consulting integration services every year since 1996*

IP

- Sales and delivery resource requirements reduced, margins improved
- Knowledge from IBM's business software leadership (135 Million Lotus Notes & 20 Million Sametime users)
- Strategic alliances with industry-leading vendors around the world

Innovation

- Leading-edge industry solutions allow clients to improve customer service
- Clients report costs savings of 25-40% in telephony and networking
- Leverage experience from innovative client engagements to invigorate our IP

*Source: Worldwide and U. S. Network consulting and Integration Services 2005 Vendor Shares: Top 10 Market Share Leaders - July, 2007, IDC#207738c

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IBM Investor Briefing
IBM

Converged Communications: Innovation through collaboration

THE BANK OF NEW YORK MELLON

CHALLENGE

- The Bank of New York and Mellon Bank merger presented a business challenge -- getting 23,000 employees to know 17,000 new colleagues across multiple geographies
- The Bank of New York Mellon identifies a 'uniquely collaborative working style' as critical market differentiator

SOLUTION

- Process: Provided a phased implementation and architecture to support communication services over Internet protocols
- Technology: Suite of collaborative services from e-mail to real-time, social-networking technologies

BENEFITS

- Expedited cultural integration of geographically dispersed population
- Improved access to information increased speed to market
- Enhanced collaborative working style – key differentiator
- Created a way to capture knowledge

Why IBM

- Trusted advisor for strategy, consulting & integration
- Collaboration & Social Networking expertise
- Prescriptive approach to complex IT infrastructure
- Unique multi-vendor integration capabilities
- Global capabilities with proven products, methodologies & tools

15

GTS strategic imperatives Enhance Portfolio Mix Grow our Win with Our Clients Base Quality Businesses 16

Quality Through Operational & Services Excellence Bob Zapfel General Manager, IT Delivery i© 2008 IBM Corporaton

IBM Investor Briefing IBM

Strategic Outsourcing

PORTFOLIO HEALTH

- Focus on quality contributed to accelerated revenue growth from existing clients
- Added 18 new major clients in 2007, 13 of which are outside the US
- Revenue in BRIC countries grew 22% (@ CC) in 2007
- Portfolio of clients is broad-based and diverse across industry segments and geographies

UNMATCHED CAPABILITIES AND SCALE

- Leveraging global processes and a network of delivery centers around the world to provide the greatest degree of flexibility in serving clients
- 90K skilled resources, ¼ of which are in low-cost, emerging markets
- Continuing investments in world-class delivery capability and quality

18

 Drive consistent quality valued process steps increase efficiency Leverage the right skills in the right place at the right cost iliivity Automate Standardize Globally Integrate service and eliminate non- Reduce manual tasks and Strategic Outsourcing Delivery Focus on consistent, predctabe quality delivery and ncreased product 19

Three-tiered approach to quality and productivity gains 20 Base Cost Optimize d Cost Standardize Automate Globally Integrate

IBM Investor Briefing IBM

SO Global IT Delivery Centers – Where the work is performed


Edmonton & Calgary, Canada
Boulder, CO
Phoenix, AZ
Ontario & Montreal, Canada
Poughkeepsie, NY
RTP, NC
Atlanta, GA
U.K.
Ireland
Finland, Sweden, Denmark
Germany
BENELUX
France
Spain
Italy
Brno, Czech Rep.
Szekesfehervar, Hungary
India
Tokyo, Japan
Shenzhen, China
Singapore
Hortolandia, Brazil
Buenos Aires, Argentina
Johannesburg, South Africa
Australia
Major Export/Global Delivery Sites

Work is where the skills are - independent of where the equipment sits

21

ABB CHALLENGE Reduce costs Simplify, standardize, globalize SOLUTION 22 () ) Outsource the bulk of infrastructure to a single global providerIBMCentralized and standardized key services using a global delivery model Constructed contract to be utility and on demand based Introduced a standard tool within ABB to allow users to order utility services as needed with full transparency Lowered costs Increased end user satisfaction Increased performance (SLA measurementEnabled business growth off a standardized infrastructure layer BENEFITS

GTS strategic imperatives Enhance Portfolio Mix Grow our Win with Our Clients Base Quality Businesses 23

GTS is well positioned to achieve 2010 financial model • Financial model execution priorities • Global Integration and Process Transformation drive 7-9% annual productivity benefits • Double-digit base growth leverages existing client base and cost structure • Increased mix of IP-based products drives higher margin • Continued strong emerging market growth • GTS Portfolio supports continued growth • Strong backlog, large annuity base and a proven infrastructure provider in fast-growing markets • Unmatched global delivery capability • Continuous process and technology improvements drive client value, productivity, and margin expansion. • Strong portfolio of offerings address current client issues • Standardized global offerings based on intellectual property 24

25

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today. 26

27

ATTACHMENT II

© 2008 IBM Corporation IBM Investor Briefing New York City, March '08

© 2008 IBM Corporation Non-GAAP Supplementary Materials March 6, 2008

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 3 Non-GAAP Supplementary Materials In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discussed the following non-GAAP information which management believes provides useful information to investors. Constant Currency Management refers to growth rates at constant currency or adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 4 Non-GAAP Supplementary Materials Cash Flow Management includes presentations of both cash flow from operations and free cash flow that exclude the effect of Global Financing Receivables. For a financing business, increasing receivables is the basis for growth. Receivables are viewed as an investment and an income-producing asset. Therefore, management presents financing receivables as an investing activity. Management’s view is that this presentation gives the investor the best perspective of cash available for new investment or for distribution to shareholders. Interest Expense Management presents certain financial results excluding the effects of a higher level of interest expense as a result of the company’s Accelerated Share Repurchase executed in the second quarter of 2007. Given its unique nature, management believes that presenting certain financial information without this higher level of interest expense is more representative of the company's operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 5 Non-GAAP Supplementary Materials Divested Printing Systems Division Management presents certain financial results without Printing Systems Division (“PSD”) revenue and the divestiture-related gain. In June 2007, the company divested 51 percent of its shares in a wholly-owned subsidiary, InfoPrint Solutions, that was based on PSD. Given this divestiture, management believes that presenting certain financial information without PSD revenue and the divestiture-related gain is more representative of the company’s performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 6 Non-GAAP Supplementary Materials Non-recurring Items/Special Actions Management has presented certain financial results excluding the effects of the following one-time items: (1) 2Q 2005 charges related to the company’s restructuring initiatives, (2) a 4Q 2005 one-time curtailment charge relating to changes to the company’s U.S. defined benefit pension plans and (3) a one-time charge recorded in 3Q 2004 for the partial settlement of certain legal claims related to IBM’s pension plan. Given the unique and non-recurring nature of these items, management believes that presenting certain financial information without these items is more representative of the company's operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 7 Reconciliation of Free Cash Flow 2007 2006 B/(W) Net Cash from Operations (Continuing Ops) $16.1 $15.0 $1.1 Less: Global Financing Receivables (1.3) (0.3) (1.0) -------- -------- ------- Net Cash from Operations (Continuing Ops), excluding GF Receivables 17.4 15.3 2.1 Net Capital Expenditures (5.0) (4.7) (0.2) ------ ------ ------ Free Cash Flow (excluding GF Receivables) $12.4 $10.5 $1.9 The above serves to reconcile the Non-GAAP financial information on Slide 2 of Sam Palmisano’s “Strategic Overview” presentation and Slide 16 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slide 4 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 8 Reconciliation of Revenue Growth in BRIC Countries FY 2007 Revenue Growth @ CC As Reported Total BRIC Countries 18% 26% Countries Growing more than 10% 21% 27% The above serves to reconcile the Non-GAAP financial information on Slide 4 of Sam Palmisano’s “Strategic Overview” presentation, Slides 6 & 7 of Doug Elix’s “IBM and Growth Markets” presentation and Slides 10 & 11 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 9 Reconciliation to Net Cash From Operations 2003 - 2007 ($B) 2003 2004 2005 2006 2007 Net Cash from Operations, excluding Global Financing Receivables 12.6 12.9 13.1 15.3 17.4 Plus: Global Financing Receivables 1.9 2.5 1.8 (0.3) (1.3) ------- ------- ------- ------- ------- Net Cash from Operations, as reported $14.5 $15.3 $14.9 $15.0 $16.1 The above serves to reconcile the Non-GAAP financial information on Slide 8 of Sam Palmisano’s “Strategic Overview” presentation. See Slide 4 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 10 Reconciliation of Revenue Growth in G7 Countries FY 2007 Revenue Growth @ CC As Reported Revenue from G7 Countries 2.4% 5.3% The above serves to reconcile the Non-GAAP financial information on Slide 5 of Doug Elix’s “IBM and Growth Markets” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 11 Reconciliation of Systems & Technology Segment Revenue Growth 2007 2007 @CC As reported Mainframe (15%) (11%) Servers (excluding Mainframe) 2% 6% Storage 2% 5% Systems (1%) 2% Technology (10%) (10%) Total Systems & Technology w/o Printers (3%) 0% Total Systems & Technology (6%) (3%) The above serves to reconcile the Non-GAAP financial information on Slide 4 of Bill Zeitler’s “IBM Systems & Technology Group” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 12 Reconciliation of Systems Revenue Growth FY 2007 Revenue Growth @ CC As Reported Countries with > 10% Growth 17% 22% Financial Services 27% 31% Telecommunications 16% 20% Retail Store Solutions 20% 25% The above serves to reconcile the Non-GAAP financial information on Slides 7 & 8 of Bill Zeitler’s “IBM Systems & Technology Group” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 13 Reconciliation of Services Segment Revenue Growth 2007 2007 @CC As reported Strategic Outsourcing 5% 10% Integrated Tech Services 9% 13% Maintenance 7% 11% Business Transformation Outsourcing 20% 24% Global Business Services 9% 13% Total Services Revenue 8% 12% The above serves to reconcile the Non-GAAP financial information on Slide 8 of Mike Daniels’ “IBM Global Technology Services” presentation and Slides 3, 5 & 6 of Ginni Rometty’s “Global Business Services” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 14 Reconciliation of GBS Revenue Growth 2007 2007 @CC As reported 2005 (2%) 0% 2006 1% 2% The above serves to reconcile the Non-GAAP financial information on Slide 5 of Ginni Rometty’s “Global Business Services” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 15 Reconciliation of GTS and Strategic Outsourcing Revenue Growth FY 2007 Revenue Growth @ CC As Reported GTS Non-U.S. Revenue (excluding BRIC) 7% 13% GTS Revenue in BRIC Countries 21% 32% SO Revenue in BRIC Countries 22% 36% The above serves to reconcile the Non-GAAP financial information on Slide 4 of Mike Daniels’ “IBM Global Technology Services” presentation and Slide 18 of Bob Zapfel’s “Quality Through Operational & Services Excellence” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 16 Reconciliation of Global Business Services PTI Margin PTI Margin Excluding PTI Margin Restructuring As reported 2005 7.2% 4.6% The above serves to reconcile the Non-GAAP financial information on Slide 5 of Ginni Rometty’s “Global Business Services” presentation. See Slide 6 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 17 Reconciliation of Software Segment Revenue Growth 2007 2007 @CC As reported Branded Middleware 11% 16% Other Middleware 0% 4% Operating Systems (2%) 2% Total Software 6% 10% The above serves to reconcile the Non-GAAP financial information on Slides 3 & 4 of Steve Mill’s “Software” presentation and Slide 9 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 18 Reconciliation of Software Segment Revenue Growth 2004 2004 CGR% CGR% @CC As reported @CC As reported Branded Middleware 4% 10% 12% 14% Total Software 1% 6% 6% 7% The above serves to reconcile the Non-GAAP financial information on Slide 4 of Steve Mill’s “Software” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 19 Reconciliation of Total Revenue Growth 2007 Revenue Growth @ CC 4.2% Revenue Growth, as reported 8.1% Revenue Growth @ CC excluding PSD & Acquisitions 3.9% Revenue Growth excluding PSD & Acquisitions, as reported 7.8% The above serves to reconcile the Non-GAAP financial information on Slide 5 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slides 3 & 5 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 20 Reconciliation of 2007 Yr/Yr Revenue Growth Countries Growing >10% <10% Revenue Growth @ CC 21% 3% Revenue Growth, as reported 27% 6% The above serves to reconcile the Non-GAAP financial information on Slide 11 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 21 Reconciliation of 2007 Yr/Yr Gross Profit Growth Countries Growing >10% <10% Gross Profit Growth @ CC 26% 2% Gross Profit Growth, as reported 32% 6% The above serves to reconcile the Non-GAAP financial information on Slide 11 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 22 Reconciliation of 2007 Yr/Yr Direct SG&A Growth Countries Growing >10% <10% Direct SG&A Growth @ CC 16% 6% Direct SG&A Growth, as reported 22% 9% The above serves to reconcile the Non-GAAP financial information on Slide 11 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 23 Reconciliation of 2007 Yr/Yr Indirect SG&A Growth Total IBM Indirect SG&A Growth @ CC 1% Indirect SG&A Growth, as reported 4% The above serves to reconcile the Non-GAAP financial information on Slide 11 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slide 3 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

Presentation Title | Presentation Subtitle © 2008 IBM Corporation 24 Reconciliation of Retirement – Related Expense ($B) 2005 2004 Retirement-related expense, excluding non-recurring charges $2.1 $1.1 Impact of 4Q 2005 curtailment charge, 2Q 2005 restructuring charge, and 3Q 2004 legal settlement 0.3 0.3 ------- ------- Retirement-related expense, as reported $2.4 $1.4 The above serves to reconcile the Non-GAAP financial information on Slide 19 of Mark Loughridge’s “2010 EPS Roadmap” presentation. See Slide 6 of these supplementary materials for additional information on the use of these non-GAAP financial measures.

IBM